UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: April 22, 2011 (Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio		45014-5141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 870-2000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 7.01 Regulation FD Disclosure

On April 25, 2011, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Announces Leadership Transitions.”  The news release describes the board’s election of certain officers at its meeting on April 22, 2011, including:

Effective May 2, 2011

•

 John J. Schiff, Jr., continues as chairman of the executive committee of the board of directors. Mr. Schiff previously was chairman of the board;

•

Kenneth W. Stecher to chairman of the board.  Mr. Stecher previously was president and chief executive officer; and

•

Steven J. Johnston, to president and chief executive officer. Mr. Johnston previously was senior vice president, chief financial officer, secretary and treasurer.

Information concerning the past business experience, compensation, and security ownership of Messrs. Schiff, Stecher and Johnston is described in the company’s 2011 Shareholder Meeting Notice and Proxy Statement dated March 18, 2011, which information is incorporated by reference as if fully set forth herein.

Effective May 31, 2011

•

Michael J. Sewell to chief financial officer, senior vice president and treasurer.  Mr. Sewell comes to the company with more than 25 years of property casualty insurance accounting experience with Deloitte & Touche LLP, the company’s independent registered public accounting firm. Since 2006, Mr. Sewell has served as the lead client service partner for GMAC Insurance. Prior to 2006, he was lead client service partner for several other property casualty insurance companies, including Cincinnati Financial from 1998 to 2003.  As lead partner in Deloitte’s Cincinnati office’s insurance practice for 13 years, Mr. Sewell was responsible for all aspects of service and for issue resolution.  He is experienced in conversions to IFRS, debt issuance, acquisitions and divestitures. Mr. Sewell is a member of the American Institute of Certified Public Accountants and is a certified public accountant in Ohio and Kentucky.  He also is a member of the Insurance Accounting Systems Association.

The compensation committee intends to meet in the near future to set and adjust compensation for these and the other officers identified in the news release.

The news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release.

The information furnished in Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 – New Release dated April 25, 2011, “Cincinnati Financial Corporation Announces Leadership Transitions.”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: April 25, 2011	/S/ Steven J. Johnston
Steven J. Johnston
Chief Financial Officer, Senior Vice President, Secretary and Treasurer
(Principal Financial Officer)